                      FREE WRITING PROSPECTUS FOR
                      FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)  SERIES 2005-FF12
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                     [TBD]
                                MASTER SERVICER

                                     [TBD]
                                    TRUSTEE

                               DECEMBER 12, 2005


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                      FREE WRITING PROSPECTUS FOR
                      FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)  SERIES 2005-FF12
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

        EXCESS SPREAD IN                    EXCESS SPREAD IN          EXCESS SPREAD IN                    EXCESS SPREAD IN
              BPS                                 BPS                       BPS                                  BPS
           (FORWARD       1 MONTH  6 MONTH     (FORWARD                  (FORWARD       1 MONTH  6 MONTH      (FORWARD
         LIBOR UP 100     FORWARD  FORWARD     LIBOR UP                 LIBOR UP 100    FORWARD  FORWARD      LIBOR UP
PERIOD        BPS)         LIBOR    LIBOR       200BPS)       PERIOD        BPS)         LIBOR    LIBOR        200BPS)
------        ----         -----    -----       -------       ------        ----         -----    -----        -------
   1          227          4.3803%  4.6295%       227           38          427          4.8735%  4.9324%        358
   2           70          4.4835%  4.7063%        31           39          472          4.8725%  4.9380%        413
   3          126          4.4827%  4.7713%        42           40          410          4.8806%  4.9450%        341
   4           57          4.6289%  4.8302%        31           41          452          4.8841%  4.9504%        422
   5           63          4.7656%  4.8666%        32           42          431          4.8851%  4.9577%        397
   6           47          4.7653%  4.8801%        32           43          450          4.8994%  4.9647%        420
   7           58          4.8297%  4.8916%        33           44          428          4.9053%  4.9682%        394
   8           44          4.8500%  4.8904%        34           45          427          4.9059%  4.9711%        393
   9           45          4.8497%  4.8823%        35           46          446          4.9201%  4.9717%        415
  10           58          4.8432%  4.8744%        36           47          437          4.9251%  4.9717%        408
  11           47          4.8388%  4.8653%        37           48          458          4.9251%  4.9701%        431
  12           61          4.8385%  4.8541%        38           49          436          4.9197%  4.9692%        406
  13           50          4.8196%  4.8433%        39           50          436          4.9185%  4.9679%        406
  14           52          4.8061%  4.8352%        40           51          499          4.9168%  4.9676%        478
  15          104          4.8051%  4.8301%        42           52          434          4.9178%  4.9677%        404
  16           55          4.7886%  4.8263%        43           53          454          4.9175%  4.9667%        438
  17           71          4.7743%  4.8255%        44           54          431          4.9182%  4.9671%        412
  18           58          4.7743%  4.8262%        46           55          452          4.9140%  4.9655%        436
  19           73          4.7751%  4.8272%        47           56          429          4.9142%  4.9766%        410
  20           60          4.7763%  4.8310%        48           57          428          4.9145%  4.9888%        408
  21           61          4.7763%  4.8346%        50           58          448          4.9139%  4.9986%        431
  22           77          4.7807%  4.8380%        53           59          439          4.9149%  5.0101%        419
  23          268          4.7822%  4.8425%       168           60          459          4.9139%  5.0226%        442
  24          291          4.7819%  4.8456%       192           61          430          4.9772%  5.0332%        409
  25          271          4.7937%  4.8496%       172           62          428          4.9819%  5.0335%        407
  26          274          4.8001%  4.8527%       174           63          492          4.9806%  5.0338%        480
  27          317          4.7995%  4.8557%       221           64          426          4.9816%  5.0344%        404
  28          277          4.8029%  4.8601%       179           65          451          4.9812%  5.0340%        432
  29          374          4.8037%  4.8644%       274           66          428          4.9816%  5.0346%        406
  30          355          4.8041%  4.8708%       252           67          448          4.9808%  5.0338%        429
  31          378          4.8130%  4.8775%       278           68          425          4.9818%  5.0384%        402
  32          359          4.8180%  4.8859%       256           69          424          4.9811%  5.0432%        400
  33          362          4.8186%  4.8951%       259           70          444          4.9808%  5.0466%        423
  34          384          4.8344%  4.9044%       285           71          425          4.9815%  5.0514%        401
  35          461          4.8408%  4.9118%       393           72          445          4.9808%  5.0557%        424
  36          486          4.8411%  4.9190%       421           73          419          5.0057%  5.0603%        395
  37          466          4.8651%  4.9272%       398           74          ***          5.0074%  5.0646%        ***

                          SCENARIO                            1         2         3         4         5         6         7
--------------------------------------------------------------------------------------------------------------------------------
                             SPEED                PRICING    75%       100%      125%      75%       100%      125%      75%
                                                           pricing   pricing   pricing   pricing   pricing   pricing   pricing

                             RATES                         Forward   Forward   Forward   Forward   Forward  Forward    Forward
                                                                                          + 100     + 100    + 100      + 200

                          TRIGGERS                          Fail      Fail      Fail      Fail      Fail      Fail      Fail

                      CLEANUP CALL                           To        To        To        To        To        To        To
                                                          Maturity  Maturity  Maturity  Maturity  Maturity  Maturity  Maturity

               DEFAULT P&I ADVANCE                           100%      100%      100%      100%      100%      100%      100%
                                                           Advance   Advance   Advance   Advance   Advance   Advance   Advance

                  DEFAULT SEVERITY                           60%       60%       60%       60%       60%       60%       60%

              DEFAULT RECOVERY LAG                 Months 12 months 12 months 12 months 12 months 12 months 12 months 12 months

                   DEFAULT BALANCE                         Current   Current   Current   Current   Current   Current   Current
                                                           Balance   Balance   Balance   Balance   Balance   Balance   Balance

                   CPR = CDR + CRR       Capped at prepay

                         CPR = CRR           PSA standard CPR = CRR CPR = CRR CPR = CRR CPR = CRR CPR = CRR CPR = CRR CPR = CRR
--------------------------------------------------------------------------------------------------------------------------------
                INITIAL
       RATINGS    BOND        SUB-
CLASS    M/S      SIZE  ORDINATION
================================================================================================================================
A      Aaa/AAA    77.95      22.05 CDR
                                   CummLosses

M1     Aa1/AA+     3.65      18.40 CDR
                                   CummLosses

M2     Aa2/AA      3.30      15.10 CDR
                                   CummLosses

M3     Aa3/AA-     2.20      12.90 CDR
                                   CummLosses

M4      A1/A+      1.65      11.25 CDR
                                   CummLosses

M5      A2/A       1.65       9.60 CDR
                                   CummLosses

M6      A3/A-      1.40       8.20 CDR
                                   CummLosses

B1    Baa1/BBB+    1.50       6.70 CDR to 1st dollar loss      6.95%     7.25%     7.65%     6.20%     6.49%     6.90%     5.62%
                                   DM                           206       207       210       206       206       207       202
                                   WAL                        14.58     11.42      9.17     14.86     11.67      9.31     15.19
                                   CummLosses                 13.26%    10.92%     9.47%    12.07%     9.92%     8.63%    11.11%
B2    Baa2/BBB     1.10       5.60 CDR to 1st dollar loss      6.36%     6.49%     6.72%     5.62%     5.74%     5.99%     5.05%
                                   DM                           233       237       246       233       237       241       229
                                   WAL                        15.76     12.41     10.02     15.99     12.68     10.20     16.50
                                   CummLosses                 12.32%     9.91%     8.42%    11.10%     8.89%     7.58%    10.13%
B3    Baa3/BBB-    1.00       4.60 CDR to 1st dollar loss      5.99%     5.96%     6.04%     5.28%     5.24%     5.33%     4.74%
                                   DM                           269       282       291       273       281       290       257
                                   WAL                        16.29     12.85     10.41     16.35     13.12     10.57     17.15
                                   CummLosses                 11.71%     9.19%     7.64%    10.52%     8.20%     6.81%     9.59%
                     --       4.60 CDR
                                   CummLosses
                     --       4.60 CDR
                                   CummLosses
OC                 4.60       4.60                               --        --        --        --        --        --        --

                          SCENARIO                            8         9        10         11        12
-----------------------------------------------------------------------------------------------------------
                             SPEED                PRICING    100%      125%      75%       100%      125%
                                                           pricing   pricing   pricing   pricing   pricing

                             RATES                         Forward   Forward   Forward   Forward   Forward
                                                            + 200     + 200     + 300     + 300     + 300

                          TRIGGERS                          Fail      Fail      Fail      Fail      Fail

                      CLEANUP CALL                           To        To        To        To        To
                                                          Maturity  Maturity  Maturity  Maturity  Maturity

               DEFAULT P&I ADVANCE                           100%      100%      100%      100%      100%
                                                           Advance   Advance   Advance   Advance   Advance

                  DEFAULT SEVERITY                           60%       60%       60%       60%       60%

              DEFAULT RECOVERY LAG                 Months 12 months 12 months 12 months 12 months 12 months

                   DEFAULT BALANCE                         Current   Current   Current   Current   Current
                                                           Balance   Balance   Balance   Balance   Balance

                   CPR = CDR + CRR       Capped at prepay

                         CPR = CRR           PSA standard CPR = CRR CPR = CRR CPR = CRR CPR = CRR CPR = CRR
-----------------------------------------------------------------------------------------------------------
                INITIAL
       RATINGS    BOND        SUB-
CLASS    M/S      SIZE  ORDINATION
===========================================================================================================
A      Aaa/AAA    77.95      22.05 CDR
                                   CummLosses

M1     Aa1/AA+     3.65      18.40 CDR
                                   CummLosses

M2     Aa2/AA      3.30      15.10 CDR
                                   CummLosses

M3     Aa3/AA-     2.20      12.90 CDR
                                   CummLosses

M4      A1/A+      1.65      11.25 CDR
                                   CummLosses

M5      A2/A       1.65       9.60 CDR
                                   CummLosses

M6      A3/A-      1.40       8.20 CDR
                                   CummLosses

B1    Baa1/BBB+    1.50       6.70 CDR to 1st dollar loss      5.93%     6.41%     4.86%     5.32%     5.94%
                                   DM                           201       196       181       175       166
                                   WAL                        11.84      9.48     15.67     12.06      9.58
                                   CummLosses                  9.16%     8.07%     9.80%     8.31%     7.53%
B2    Baa2/BBB     1.10       5.60 CDR to 1st dollar loss      5.19%     5.51%     4.32%     4.61%     5.06%
                                   DM                           231       227       208       203       198
                                   WAL                        12.85     10.34     16.92     13.10     10.44
                                   CummLosses                  8.13%     7.02%     8.84%     7.30%     6.49%
B3    Baa3/BBB-    1.00       4.60 CDR to 1st dollar loss      4.72%     4.87%     4.03%     4.15%     4.44%
                                   DM                           273       274       241       250       248
                                   WAL                        13.34     10.73     17.55     13.42     10.79
                                   CummLosses                  7.46%     6.26%     8.31%     6.63%     5.75%
                     --       4.60 CDR
                                   CummLosses
                     --       4.60 CDR
                                   CummLosses
OC                 4.60       4.60                               --        --        --        --        --

                          SCENARIO                            1         2         3         4         5         6         7
-------------------------------------------------------------------------------------------------------------------------------
                             SPEED                PRICING    75%       100%      125%      75%       100%      125%      75%
                                                           pricing   pricing   pricing   pricing   pricing   pricing   pricing

                             RATES                         Forward   Forward   Forward   Forward   Forward   Forward   Forward
                                                                                          + 100     + 100     + 100     + 200

                          TRIGGERS                          Fail      Fail      Fail      Fail      Fail      Fail      Fail

                      CLEANUP CALL                           To        To        To        To        To        To        To
                                                          Maturity  Maturity  Maturity  Maturity  Maturity  Maturity  Maturity

               DEFAULT P&I ADVANCE                           100%      100%      100%      100%      100%     100%      100%
                                                           Advance   Advance   Advance   Advance   Advance   Advance   Advance

                  DEFAULT SEVERITY                           60%       60%       60%       60%       60%       60%       60%

              DEFAULT RECOVERY LAG                 Months 12 months 12 months 12 months 12 months 12 months 12 months 12 months

                   DEFAULT BALANCE                         Current   Current   Current   Current   Current   Current   Current
                                                           Balance   Balance   Balance   Balance   Balance   Balance   Balance

                   CPR = CDR + CRR       Capped at prepay

                         CPR = CRR           PSA standard CPR = CRR CPR = CRR CPR = CRR CPR = CRR CPR = CRR CPR = CRR CPR = CRR
-------------------------------------------------------------------------------------------------------------------------------
                INITIAL
       RATINGS    BOND        SUB-
CLASS    M/S      SIZE  ORDINATION
===============================================================================================================================
A      Aaa/AAA     77.95     22.05 CDR
                                   CummLosses
M1     Aa1/AA+     3.65      18.40 CDR
                                   CummLosses
M2     Aa2/AA      3.30      15.10 CDR
                                   CummLosses
M3     Aa3/AA-     2.20      12.90 CDR
                                   CummLosses
M4      A1/A+      1.65      11.25 CDR
                                   CummLosses
M5      A2/A       1.65       9.60 CDR
                                   CummLosses
M6      A3/A-      1.40       8.20 CDR
                                   CummLosses
B1    Baa1/BBB+    1.50       6.70 CDR to yield =0%            7.71%     8.05%     8.47%     7.02%     7.35%     7.80%     6.47%
                                   DM                          -507      -507      -502      -613      -606      -607      -704
                                   WAL                        18.79     13.93     10.79     20.32     14.76     11.31     21.83
                                   CummLosses                 14.44%    11.95%    10.37%    13.38%    11.05%     9.63%    12.51%
B2    Baa2/BBB     1.10       5.60 CDR to yield =0%            6.87%     7.05%     7.32%     6.17%     6.34%     6.63%     5.62%
                                   DM                          -508      -501      -500      -635      -600      -596      -771
                                   WAL                        21.33     15.60     12.05     23.92     16.66     12.66     28.55
                                   CummLosses                 13.14%    10.66%     9.10%    12.02%     9.71%     8.32%    11.11%
B3    Baa3/BBB-    1.00       4.60 CDR to yield =0%            6.32%     6.36%     6.48%     5.61%     5.65%     5.80%     5.05%
                                   DM                          -534      -519      -500      -617      -635      -616      -708
                                   WAL                        23.00     16.63     12.75     25.56     17.96     13.47      0.00
                                   CummLosses                 12.25%     9.74%     8.15%    11.09%     8.77%     7.36%    10.13%
                     --       4.60 CDR
                                   CummLosses
                     --       4.60 CDR
                                   CummLosses
OC                 4.60       4.60                               --        --        --        --        --        --        --


                          SCENARIO                            8         9        10         11        12
----------------------------------------------------------------------------------------------------------
                             SPEED                PRICING    100%      125%      75%       100%      125%
                                                           pricing   pricing   pricing   pricing   pricing

                             RATES                         Forward   Forward   Forward   Forward   Forward
                                                            + 200     + 200     + 300     + 300     + 300

                          TRIGGERS                          Fail      Fail      Fail      Fail      Fail

                      CLEANUP CALL                           To        To        To        To        To
                                                          Maturity  Maturity  Maturity  Maturity  Maturity

               DEFAULT P&I ADVANCE                           100%      100%      100%      100%      100%
                                                           Advance   Advance   Advance   Advance   Advance

                  DEFAULT SEVERITY                           60%       60%       60%       60%       60%

              DEFAULT RECOVERY LAG                 Months 12 months 12 months 12 months 12 months 12 months

                   DEFAULT BALANCE                         Current   Current   Current   Current   Balance
                                                           Balance   Balance   Balance   Balance   Balance

                   CPR = CDR + CRR       Capped at prepay

                         CPR = CRR           PSA standard CPR = CRR CPR = CRR CPR = CRR CPR = CRR CPR = CRR
-----------------------------------------------------------------------------------------------------------
                INITIAL
       RATINGS    BOND        SUB-
CLASS    M/S      SIZE  ORDINATION
===========================================================================================================
A      Aaa/AAA     77.95     22.05 CDR
                                   CummLosses
M1     Aa1/AA+     3.65      18.40 CDR
                                   CummLosses
M2     Aa2/AA      3.30      15.10 CDR
                                   CummLosses
M3     Aa3/AA-     2.20      12.90 CDR
                                   CummLosses
M4      A1/A+      1.65      11.25 CDR
                                   CummLosses
M5      A2/A       1.65       9.60 CDR
                                   CummLosses
M6      A3/A-      1.40       8.20 CDR
                                   CummLosses
B1    Baa1/BBB+    1.50       6.70 CDR to yield =0%            6.84%     7.35%     5.70%     6.24%     6.91%
                                   DM                          -700      -697      -799      -799      -809
                                   WAL                        15.54     11.74     24.57     16.48     12.21
                                   CummLosses                 10.38%     9.13%    11.25%     9.58%     8.64%
B2    Baa2/BBB     1.10       5.60 CDR to yield =0%            5.83%     6.18%     4.88%     5.25%     5.75%
                                   DM                          -720      -695      -812      -826      -799
                                   WAL                        17.88     13.20      0.00     19.11     13.70
                                   CummLosses                  9.02%     7.80%     9.84%     8.21%     7.31%
B3    Baa3/BBB-    1.00       4.60 CDR to yield =0%            5.13%     5.35%     4.36%     4.57%     4.93%
                                   DM                          -718      -725      -814      -842      -805
                                   WAL                        19.07     14.12      0.00     20.65     14.56
                                   CummLosses                  8.04%     6.84%     8.91%     7.24%     6.34%
                     --       4.60 CDR
                                   CummLosses
                     --       4.60 CDR
                                   CummLosses
OC                 4.60       4.60                               --        --        --        --        --